Exhibit 10-BBq

FIRST AMENDMENT TO TRUST AGREEMENT BETWEEN
FIDELITY MANAGEMENT TRUST COMPANY AND
TECH DATA CORPORATION

THIS FIRST AMENDMENT, dated as of the first day of April, 2004, and effective on that date unless otherwise stated herein, by and between Fidelity Management Trust Company (the "Trustee") and Tech Data Corporation (the "Sponsor");

WITNESSETH:

WHEREAS, the Trustee and the Sponsor heretofore entered into a Trust Agreement dated August 1, 2003, with regard to the Tech Data Corporation 401(k) Savings Plan (the "Plan"); and

WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 13 thereof;

NOW THEREFORE, in consideration of the above premises, the Trustee and the Sponsor hereby amend the Trust Agreement by:

(1)     Restating Section 1(a), Administrator, in its entirety, as follows:

(a) "Administrator"

"Administrator" shall mean the Tech Data Corporation Retirement Plan Investment Committee appointed by the Sponsor in accordance with the Plan document to serve as the administrator of the Plan (within the meaning of Section 3(16)(A) of ERISA).

(2)	Deleting Sections 1(d), BrokerageLink; 1(e), BrokerageLink Core Account; 1(o) FAST; and 1(kk), SPO in their entireties.

(3)     Restating Section 1(w), Named Fiduciary, in its entirety, as follows:

(w) “Named Fiduciary"

"Named Fiduciary" shall mean the Tech Data Retirement Plan Investment Committee, a named fiduciary of the Plan (within the meaning of section 402(a) of ERISA).

(4)     Amending Section 4(b) to add the following at the end thereof:

In the case of a hardship withdrawal request, the Trustee shall forward the withdrawal document to the Participant for execution and submission for processing to the Trustee in accordance with the guidelines set forth on Schedule ''N''.

(5)     Amending Section 5(b) to remove subsection (iv) "BrokerageLink".

(6) Deleting Section 5(g), in its entirety.

(7)      Amending Schedule "B'" by removing the "SelfDirected Brokerage" section, in its entirety.

(8)      Amending the "investment options" section of Schedule "C'" by removing the following:

• BrokerageLink

(9)     Amending Schedule "G" by removing the “BrokerageLink Option" section, in its entirety.

(10) Deleting Schedules "I” and “J”, in their entireties.

(11) Adding Schedule ''N”, as attached hereto.

(12) Effective August 2, 2004, amending Schedule "C" to add the following:

•     Lord Abbett Small-Cap Value Fund - Class A

IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this First Amendment to be executed by their duly authorized officers effective as of the day and year first above written.

TECH DATA CORPORATION			FIDELITY MANAGEMENT TRUST COMPANY

By:	/s/ Jeffery P. Howells	8/2/2004	By:	/s/ Rebecca Hayes Ethier	9/2/04
	EVP & CFO	Date		FTMC Authorized Signatory	Date

Schedule “N” - OPERATIONAL PROCEDURES FOR HARDSHIP WITHDRAWALS BY PHONE

1.	The Participant calls the Trustee to request a hardship withdrawal.

2. Assuming the Participant has met initial Plan requirements, the Participant Services Representative enters the hardship request.

Plan requirements are as follows:

•     The individual is an actively employed Participant with an available hardship balance;

•	All other non-hardship, in-service withdrawals have been made (including from protected sources and age 59 ½ withdrawals);

•     All loanable assets have been exhausted;

•	The Participant provides documentation evidencing that the hardship withdrawal meets one of the IRS's four safe harbor provisions and signs a declaration to that effect;

•	Distributions cannot exceed the amounts of the demonstrated hardship, plus any amounts needed to cover tax liabilities associated with the distribution.

3. The Trustee mails the hardship withdrawal application and procedures to the Participant's home.

4. The Participant adheres to the following procedures to execute the transaction:

•Reviews the application carefully and notes the expiration date.

•     Signs the application and procedures page.

•Makes copies of the required documentation noted on the second page of the procedures.

•Submits the signed application, signed procedures and required documentation to:

Regular Mail:
Fidelity Investments
Tech Data Corporation
P.O. Box 770001
Cincinnati, OH 45277-0018

Overnight Mail:
Fidelity Investments
Tech Data Corporation
100 Crosby Parkway
Mailzone: KCIF~C
Covington, KY 41015

5.	The Trustee receives the Participant's application and reviews it for the Participant's signature and required documentation.

The required documentation includes one of the following:

•     Purchase (excluding mortgage payments) of primary residence

A copy of the Purchase and Sale Agreement signed by both the buyer and seller, or a copy of the Construction Contract for new construction and a copy of estimated closing costs.

•	Payment of tuition for the next year of post-secondary education for the Participant, his/her spouse, children or dependents.

A copy of the bill from the educational institution or a letter from the educational institution (must be on the school's letterhead) attesting to the fact the student is enrolled for the next 12 months and providing the costs for tuition, room and board, and books.

•	Payment of deductible medical or denial expenses not covered by insurance for the Participant, his/her spouse, children or dependents.

An Explanation of Benefits (EOB) form from the Participant's insurance carrier, or a copy of the letter from the Participant's HMO, detailing any out-of pocket deductibles, copayments or denial of coverage for services rendered, or a letter from a medical provider indicating the amounts required in order to obtain medical care.

•	Payment needed to prevent eviction under the terms of a lease agreement or foreclosure on the mortgage of the Participant's primary residence.

A Notice of Eviction or Foreclosure in writing from the landlord or mortgage holder, including the amount in arrears that must be paid in order to avoid eviction or foreclosure.

6.	If the application and documentation meet the requirements, the Trustee will execute the transaction and mail the check directly to the Participant's home.

7.
If the application and documentation do not meet the requirements, the Trustee will send a letter to the Participant indicating that the hardship request was rejected and the reason for rejection (i.e., no signature, improper documentation).

8.	If the Trustee is unsure whether the Participant's documentation meets the requirements, the Trustee will forward the hardship request to the Sponsor for direction (written approval or rejection).

TECH DATA CORPORATION

By:	/s/ Jeffery P. Howells	8/2/2004
	EVO & CFO	Date

SECOND AMENDMENT TO TRUST AGREEMENT BETWEEN
FIDELITY MANAGEMENT TRUST COMPANY AND
TECH DATA CORPORATION

THIS SECOND AMENDMENT, dated as of the first day of March, 2005, and effective on that date unless otherwise stated herein, by and between Fidelity Management Trust Company (the "Trustee") and Tech Data Corporation (the "Sponsor");

WITNESSETH:

WHEREAS, the Trustee and the Sponsor heretofore entered into a Trust Agreement dated August 1,2003, with regard to the Tech Data Corporation 40l(k) Savings Plan (the ''Plan''); and

WHEREAS, the Sponsor hereby directs the Trustee, in accordance with Section 8(c) of the Trust Agreement, as follows: (i) to redirect all participant contributions directed to the PIMCO High YieldFund - Administrative Class after March 1, 2005 to be invested in the Fidelity Capital and Income Fund; (ii) on March 31, 2005, to liquidate all participant balances held in the PIMCO High Yield Fund - Administrative Class at its net asset value on such day, and to invest the proceeds in the Fidelity Capital and Income Fund at its net asset value on such day; and (iii) to permit no further investments in the PIMCO High Yield Fund - Administrative Class as an investment option for the Plan after March 31, 2005. The parties hereto agree that the Trustee shall have no discretionary authority with respect to this sale and transfer directed by the Sponsor. Any variation from the procedure described herein may be instituted only at the express written direction of the Sponsor; and

WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 13 thereof;

NOW THEREFORE, in consideration of the above premises, the Trustee and the Sponsor hereby amend the Trust Agreement by:

(1)     Amending the "investment options" section of Schedule "C" to add the following;

•     Fidelity Capital and Income Fund

(2)	Amending the ''investment options" section of Schedule "C" to change the reference to the PIMCO High Yield Fund - Administrative Class Shares as follows:

•	PIMCO High Yield Fund - Administrative Class Shares (frozen to new contributions and exchanges-in)

(3)	Effective March 31, 2005, amending the "investment options" section of Schedule "C" to delete the following:

•	PIMCO High Yield Fund - Administrative Class Shares (frozen to new contributions and exchanges-in)

IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Second Amendment to be executed by their duly authorized officers effective as of the day and year first above written.

TECH DATA CORPORATION			FIDELITY MANAGEMENT TRUST COMPANY

By:	/s/ Lawrence Hamilton	2/28/2005	By:	/s/ Linda Trent	6/1/05
		Date		FTMC Authorized Signatory	Date

THIRD AMENDMENT TO TRUST AGREEMENT BETWEEN
FIDELITY MANAGEMENT TRUST COMPANY AND
TECH DATA CORPORATION

THIS THIRD AMENDMENT, dated as of the seventeenth day of July, 2006, and effective on that date unless otherwise stated herein, by and between Fidelity Management Trust Company (the ''Trustee'') and Tech Data Corporation (the "Sponsor'');

WITNESSETH:

WHEREAS, the Trustee and the Sponsor heretofore entered into a Trust Agreement dated August 1,2003, with regard to the Tech Data Corporation 401(k) Savings Plan (the "Plan"); and

WHEREAS, the Sponsor hereby directs the Trustee; in accordance with Section 8(c) of the Trust Agreement, as follows: (i) to redirect all participant contributions directed to the Spartan Investment Grade Bond Fund after July 17, 2006 to be invested in the Fidelity Investment Grade Bond Fund; (ii) on July 17, 2006, to liquidate all participant balances held in the Spartan Investment Grade Bond Fund at its net asset value on such day; and to invest the proceeds in the Fidelity Investment Grade Bond Fund at its net asset value on such day; and (iii) to permit no further investments in the Spartan Investment Grade Bond Fund as an investment option for the Plan after July 17, 2006. The parties hereto agree that the Trustee shall have no discretionary authority with respect to this sale and transfer directed by the Sponsor. Any variation from the procedure described herein may be instituted only at the express written direction of the Sponsor;
and

WHEREAS, the Sponsor hereby directs the Trustee, in accordance with Section 8(c) of the Trust Agreement, as follows: (i) to redirect all participant contributions directed to the Fidelity Blue Chip Growth Fund after August 15, 2006 to be invested in the Harbor Capital Appreciation Fund - Retirement Class; (ii) on August 15, 2006, to liquidate all participant balances held in the Fidelity Blue Chip Growth Fund at its net asset value on such day, and to invest the proceeds in the Harbor capital Appreciation Fund - Retirement Class at its net asset value on such day; and (iii) to permit no further investments in the Fidelity Blue Chip Growth Fund as an investment option for the Plan after August 15, 2006. The parties hereto agree that the Trustee shall have no discretionary authority with respect to this sale and transfer directed by the Sponsor. Any variation from the procedure described herein may be instituted only at the express written direction of the Sponsor; and

WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 13 thereof;

NOW THEREFORE, in consideration of the above premises, the Trustee and the Sponsor hereby amend the Trust Agreement by:

(1)     Amending the "investment options" section of Schedule "C" to add the following:

•     Fidelity Freedom 2015 Fund®
•Fidelity Freedom 2025 Fund®
•Fidelity Freedom 2035 Fund®
•     Fidelity Freedom 2045 Fund℠
•     Fidelity Freedom 2050 Fund℠
•     Fidelity Investment Grade Bond Fund
•     Harbor Capital Appreciation Fund - Retirement Class

(2)	Amending the "investment options" section of Schedule "C" to remove the following;

•     Fidelity Spartan Investment Grade Bond Fund

(3)	Effective the close of business August 15, 2006, amending the "investment options" section of Schedule "C" to remove the following:

•     Fidelity Blue Chip Growth Fund

IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Third Amendment to be executed by their duly authorized officers effective as of the day and year first above written. By signing below, the undersigned represent that they are authorized to execute this document on behalf of the respective parties. Notwithstanding any contradictory provision of the agreement that this document amends, each party may rely without duty of inquiry on the foregoing representation.

TECH DATA CORPORATION			FIDELITY MANAGEMENT TRUST COMPANY

By:	/s/ Charles V. Dannewitz	7/5/2006	By:	/s/ Rebecca Hayes Ethier	7/11/06
		Date		FTMC Authorized Signatory	Date

FOURTH AMENDMENT TO TRUST AGREEMENT
BETWEEN FIDELITY MANAGEMENT TRUST COMPANY
ANI) TECH DATA CORPORATION

THIS FOURTH AMENDMENT, dated and effective as of the first day of January, 2012, unless otherwise stated herein, by and between Fidelity Management Trust Company (the “Trustee”) and Tech Data Corporation (the "Sponsor”):

WITNESSETH:

WHEREAS, the Trustee and the Sponsor heretofore entered into a Trust Agreement, dated August 1, 2003, with regard to the Tech Data Corporation 401(k) Savings Plan (the "Plan"); and

WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 13 thereof;

NOW THEREFORE, in consideration of the above premises, the Trustee and the Sponsor hereby amend the Agreement by:

(1)	Effective July 1, 2007, amending Schedule "B", FEE SCHEDULE, by restating the “Annual Participant Fee”, in its entirety, as follows:

Annual Participant Fee:        Waived

(2)	Effective July 1, 2007, amending Schedule “B”, FEE SCHEDULE, by restating the "Signature Ready 5500", in its entirety, as follows:

Signature Ready 5500:             The standard fee is waived; provided, however.
if all required information is not received until
after 5½ months following the Plan’s year-end.
there will be a late processing charge of S1,000
per Plan affected. Any revisions requested by
the Plan Sponsor after Fidelity has initially
prepared and submitted the Form 5500 to the
Plan Sponsor will be processed at a rate of $100
per hour,

(3)	Effective July 1, 2007, amending Schedule "B", FEE SCHEDULE, by adding the following:

Non-Discrimination Testing Fees:         Waived

(4)	Effective January 1,2012, amending Schedule "B", FEE SCHEDULE, by restating the "Annual Participant Fee" section, in its entirety, as follows:

Section I. ANNUAL RECORDKEEPING FEE

16 basis points of total Plan assets as of December 31 of the prior year, subject to the following offsets:

A.     Offsets for Fidelity investment products:

(1)	Balances held in Fidelity investment products in the Plan as of December 31 of the prior year, multiplied by the following rates respectively:

(a)	Actively managed (non Class K) Fidelity equity Mutual Funds: 35 basis points per annum;

(b)     Actively managed (non Class K) Fidelity Freedom Funds: 35 basis points per annum;

(c)	Actively managed (Class K) Fidelity equity Mutual Funds: 20 basis points per annum;

(d)     Actively managed Fidelity Freedom K® Funds: 20 basis points

(e)     Fidelity Enhanced Equity Index Funds: 10 basis points per annum

(f)	Actively managed Fidelity fixed income and money market Mutual Funds, except for cer1ain Fidelity institutional money market Mutual Funds (e.g. FIMM Funds): 20 basis points per annum.

(g) Managed Income Portfolio I: 20 bps per annum;

(h)	Actively managed Fidelity and Pyramis commingled pools (excluding stable value commingled pools): 10 basis points per annum

(2)     Net float earnings attributable to the plan.

B.     Offsets for Non-Fidelity investment products:
Balances held in Non-Fidelity investment products in the Plan as of December 31 of the:
prior year multiplied by the annual rate that the Non-Fidelity investment products vendor has agreed to use to determine payments to FIIOC.

C.     No offsets are available for assets held in BrokerageLink®.

D.     Any remaining balance after the application of the offsets described above, shall be due and payable to Fidelity. To the extent that the offsets exceed the above stated quarterly Recordkeeping Fee, a Revenue Credit will be provided in accordance with Revenue Credit Section below.

(5) Effective January 1, 2012, amending Schedule "B", FEE SCHEDULE, by adding a new section as follows:

Revenue Credit

Revenue Credit. The Trustee and affiliate shall make a payment in the amount of the Revenue Credit calculated for each quarter to a suspense account in the Plan (the "Revenue Credit Account") under the following terms:

(1)
The Trustee or an affiliate shall fund quarterly in arrears the pro rata portion of calculated Revenue Credit for such quarter as soon as administratively feasible (generally within I5 Business Days) after the quarterly invoice has been issued and sent.

(2)	Investment. The Revenue Credit Account shall be invested the in the fund specified for such purpose on Schedule C.

(3)
Application of Account. The Plan Administrator or Named Fiduciary may direct the Trustee to use amounts held in the Revenue Credit Account to reimburse the Sponsor for fees and expenses associated with services provided to the Plan, or pay such vendors, including the Trustee or third parties, directly. Effective October 1, 2012, amounts unused for expenses may be allocated to Participant accounts in accordance with this section, provided that such allocation shall not occur more frequently than quarterly. Procedures attached as Schedule B-1, as it may be amended from time to time, shall govern payment of third parties as well as any allocation to Participant accounts.

(4)
Directions. The Plan Administrator or Named Fiduciary shall provide direction to the Trustee when it wishes to use amounts held in the Revenue Credit Account for the payment of Plan expenses or allocation to Participants. In providing any direction to pay expenses or to allocate amounts to Participant accounts, the Plan Administrator or Named Fiduciary shall have concluded that the payments or allocations are permissible under the Plan and meet the requirements of applicable laws, including ERISA and the Code.

(5)
To the extent any Revenue Credits arc deemed to be attributable to investments in Fidelity Mutual Funds that have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (“1940 Act”) at the time such Revenue Credits are Made, such Revenue Credits shall be made available pursuant to such plan ("12b-1 Payments"), and the following conditions shall apply:

•
The obligation to make 12b-1 Payments shall continue in effect for one year from the Effective Date of this amendment, and shall continue for successive annual periods only upon at least annual approval by vote of the majority of the Trustees for each of those Fidelity Mutual Funds that have adopted such plans, including a majority of those Trustees that are not “interested persons" (as defined in the 1940 Act) of such Mutual Funds and who have no direct or indirect financial interest in the operation of the plan or any agreement related thereto ("Qualified Trustees”).

•
Notwithstanding any provision hereof to the contrary, the obligation to make these 12b-1 Payments with respect to any plan may be terminated without penalty at any time, upon either a vote of a majority of the Qualified Trustees, or upon a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fidelity Mutual Fund to terminate or not continue the plan for the applicable Fidelity Mutual Fund.

•	Upon assignment of this Agreement, the obligation to make 12b-1 Payments sha1l automatically terminate.

(6)	Effective January 1, 2012, amending Schedule "C”, INVESTMENT OPTIONS, by adding the following paragraph at the end thereof:

The Named Fiduciary hereby directs that for assets allocated to the Revenue Credit Account, the investment option referred to in Schedule B shall be Fidelity Money Market Trust: Retirement Money Markel Portfolio.

(7)	Effective January 1, 2012, adding Schedules "B-l" and "B-2", as attached hereto,

IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Fourth Amendment be executed by their duly authorized signatories effective as of the day and year first above written. By signing below, the undersigned represent that they are authorized to execute this Amendment on behalf of the respective parties. Notwithstanding any contradictory provision of the Agreement that this document amends, each party may rely without duty of inquiry on the foregoing representation.

TECH DATA CORPORATION			FIDELITY MANAGEMENT TRUST COMPANY

By:	/s/ Caryl Lucarelli	2/15/2012	By:	/s/ Mary Beth Paris	3/7/12
Its Authorized Signatory		Date	Its Authorized Signatory		Date

Schedule B-1
Procedures Governing Revenue Credit Account

The following procedures govern the funding and use of the Revenue Credit Account, including any allocation to Participants. The Trustee reserves the right to amend the procedures in this Schedule B-1 at any time, upon notice to the Sponsor.

Payment to Third Parties

(1)     Upon receipt of payment instructions in good order from an authorized signer for the Plan Administrator or Named Fiduciary, the Trustee shall redeem shares or units of investment options held in the Revenue Credit Account necessary to make such payments, and shall issue payment as soon as administratively feasible thereafter (typically within 5 business days).

(2)     The Trustee shall have no obligation to process payment instructions that alone, or in aggregate with other instructions issued on the same date or already pending, exceed the amount of the Revenue Credit Account. The Trustee will promptly notify the Named Fiduciary and/or Plan Administrator if the direction is not in good order or if the payment has been retuned, but it shall be the responsibility of the party providing the direction to correct and resubmit any requested payment instructions.

(3)     The Revenue Credit Account may not be used to offset, reimburse or pay: (i) expenses that have been deducted from Participant accounts: or (ii) expenses that are accrued in the net asset value or mil rate of an investment option.

(4)     The directing party shall have the sole responsibility to issue timely payment instructions. The Trustee is not responsible for any late charges, interest or penalties that may accrue owing to untimely submission to the Trustee of directions in good order. The Trustee shall not be responsible for calculating amounts owed for any Plan payment (other than amounts owed to the Trustee or its affiliates) and shall not use amounts held in the Revenue Credit Account to defray amounts requiring calculation (such as late charges, interest or penalties) unless such charges have been calculated and included in a specific amount the Trustee has been directed to pay.

(5)     Directions to make payment from the Revenue Credit Account shall be submitted through the Trustee’s internet application for Sponsors.

Allocation to Participants

(1)
Provided that the balance in the Revenue Credit Account, if divided among Eligible Participants, exceeds $1 per Participant on average, the Named Fiduciary or Plan Administrator may direct the Trustee, no more frequently than once per calendar quarter, to allocate balances to Participant accounts.

(2)
To the extent that the Named Fiduciary or Plan Administrator directs that balances in the Revenue Credit Account be allocated to Participants, the Trustee shall, in accordance with directions provided to the Trustee in good order on the form attached hereto as Schedule B-2, allocate to Eligible Participant accounts a Participant Revenue Credit ("PRC") as soon as administratively feasible (the "Crediting Date"). Allocations shall be made pro rata based on Eligible Participant account balances, exclusive of outstanding loan balances, as of the business day immediately preceding the Crediting Date. For purposes of PRC allocations only, Eligible Participant means any Participant or beneficiary (exclusive of those with status codes listed on Schedule B-2) with a balance greater than zero on the business day immediately preceding the Crediting Date.

Schedule: B-2
Directions Governing Revenue Credit Account

The Named Fiduciary or Administrator hereby directs as follows:

1.     Upon allocation to Participant Accounts, PRCs shall be invested: (Choose one option listed below)
☐ Pro rata across current investments and sources

☐ In accordance with Eligible Participants’ elections for future contributions, or if no such election is on file, in the Plans' designated default investment:
(Choose one option listed below)
☐ Pro rata across existing sources
☐ [A single designated source]

☐ In [single designated investment] and [single designated source]

2.	Unless checked below, [to the extent that Fidelity performs testing] PRCs shall not be included as contributions for any testing or reporting purposes.
☐ Include PRCs as contributions for testing and reporting purposes.

3.     List below any status codes to be excluded from Eligible Participants:
____________________________________________________________________

The Trustee shall be responsible for implementing the directions provided above, but has no responsibility for the legality or appropriateness of such directions. The Named Fiduciary may alter these directions at any time with reasonable advance notice and after consultation concerning the administrative feasibility of alternative directions.

NAMED FIDUCIARY

By:	/s/ Caryl Lucarelli

Name:	Caryl Lucarelli

Title:	VP/HR Americas

Date:	2/15/12

FIITH AMENDMENT TO TRUST AGREEMENT BETWEEN
FIDELITY MANAGEMENT TRUST COMPANY AND
TECH DATA CORPORATION

THIS FIFTH AMENDMENT, dated as of the twenty-first day of December, 2012, and effective on that date unless otherwise stated herein, by and between Fidelity Management Trust Company (the "Trustee") and Tech Data Corporation (the "Sponsor");

WITNESSETH:

WHEREAS, the Trustee and the Sponsor heretofore entered into a Trust Agreement dated August 1, 2003, with regard to the Tech Data Corporation 401(k) Savings Plan (the "Plan"); and

WHEREAS, the Sponsor now desires, and hereby directs the Trustee, in accordance with Section 8(c) of the Trust Agreement and pursuant to the relevant direction provided by the Sponsor to the Trustee in writing, to commence liquidating all participant balances held in the Tech Data Stock Fund on December 21, 2012, in accordance with the Trustee's best practices in the marketplace, as acknowledged and understood by the Sponsor, and continuing until all of the Tech Data Stock Fund is liquidated. The Sponsor is fully aware that market conditions may dictate that the trading occurs over several days, and that such transactions are subject to certain uncontrollable market conditions that may make it difficult or impossible to complete the necessary stock trading in a specific number of days. The Sponsor anticipates that the liquidation will be completed and all trades settled by the close of business (4:00 p.m. ET) on January 2, 2013. The Sponsor further directs that upon completion of the liquidation and settlement or the last order, the Trustee shall invest the proceeds of such liquidation in the Fidelity Freedom® Fund determined according to a methodology selected by the Named Fiduciary and communicated to the Trustee in writing. The parties hereto agree that the Trustee shall have no discretionary authority with respect to this sale and transfer directed by the Sponsor. Any variation from the procedure described herein may be instituted only at the express written direction of the Sponsor; and

WHEREAS, the Sponsor now desires, and hereby directs the Trustee, in accordance with Section 8(c) of the Trust Agreement, effective at the close of business (4:00 p.m. ET) on January 2, 2013, to redirect all participant contributions directed to the Tech Data Stock Fund to be invested in the Fidelity Freedom® Fund determined according to a methodology selected by the Named Fiduciary and communicated to the Trustee in writing. The parties hereto agree that the Trustee shall have no discretionary authority with respect to this redirection directed by the Sponsor. Any variation from the procedure described herein may be instituted only at the express written direction of the Sponsor; and

WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 13 thereof;

NOW THEREFORE, in consideration of the above premises, the Trustee and the Sponsor hereby amend the Trust Agreement by:

(1)	Effective upon completion of the above-referenced Tech Data Stock Fund liquidation. amending to restate Section 5(a), Selection or Investment Options, in its entirety, as follows:

(a)Selection of Investment Options.

The Trustee shall have no responsibility for the selection of investment options under the Trust and shall not render investment advice to any person in connection with the selection of such options. The parties acknowledge that the Sponsor is capable of evaluating investment risks independently. The Sponsor affirms that at all times all decisions concerning the plan's investment line-up or its investment strategies, including, but not limited to, evaluations of information provided by Trustee or its affiliates, shall be made by exercising independent judgment.

(2)
Effective upon completion of the above-referenced Tech Data Stock Fund liquidation, amending Section I, Definitions, to delete subsection (c) "Available Liquidity", (g) "Closing Price", (jj) "Specified Hierarchy", (mm) "Sponsor Stock", and (nn) "Stock Fund", in their entirety, and re-lettering all subsequent subsections accordingly.

(3)
Effective upon completion of the above-referenced Tech Data Stock Fund liquidation, amending Section 5, Investment of Trust, to delete subsection (e), Sponsor Stock, in its entirety, and re-lettering all subsequent subsections accordingly.

(4)	Effective upon completion of the above-referenced Tech Data Stock Fund liquidation. amending Schedule "B", Fee Schedule, to delete the "Stock Administration Fee" section, in its entirety.

(5)	Effective upon completion of the above-referenced Tech Data Stock Fund liquidation, amending Schedule "C", Investment Options, to delete the following:

• Tech Data Stock Fund

(6)	Effective upon completion of the above-referenced Tech Data Stock Fund liquidation, amending Schedule "G", Exchange Guidelines, to delete the "Sponsor Stock" section, in its entirety.

(7)	Effective upon completion of the above-referenced Tech Data Stock Fund liquidation, deleting Schedule "M", Available Liquidity Procedures for Unitized Stock Fund, in its entirety.

IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this fifth Amendment to be executed by their duly authorized officers effective as of the day and year first above written. By signing below, the undersigned represent that they are authorized to execute this document on behalf of the respective parties. Notwithstanding any contradictory provision of the agreement that this document amends, each party may rely without duty of inquiry on the foregoing representation.

TECH DATA CORPORATION			FIDELITY MANAGEMENT TRUST COMPANY

By:	/s/ Caryl Lucarelli	11/30/12	By:	/s/ Mary Beth Paris	1/3/13
	Authorized Signatory	Date		FTMC Authorized Signatory	Date